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                                                                    EXHIBIT 10.2


                                 AMENDMENT NO. 2
                         TO LOAN AND SECURITY AGREEMENT


         Amendment No. 2 dated October 16, 2000 to Loan and Security Agreement dated September 30, 1999 among Sovereign Bank, as agent ("Agent"), Sovereign Bank ("Sovereign"), Liberty Bank ("Liberty") and Silverleaf Resorts, Inc. ("Silverleaf").

                              PRELIMINARY STATEMENT

         Agent, Sovereign, Liberty and Silverleaf entered into a Loan and Security Agreement dated September 30, 1999, as amended by Amendment No. 1 dated August 18, 2000 (the "Loan and Security Agreement").

         Borrower has requested that the Lenders increase the amount of the Total Commitment and make other amendments to the Loan and Security Agreement, and the Lenders have agreed on the terms and conditions set forth herein.

                                    AGREEMENT

         IT IS THEREFORE AGREED AS FOLLOWS:

         1. Capitalized terms used herein shall have the meanings provided in the Loan and Security Agreement unless otherwise defined herein.

         2. Simultaneously with the execution of this Agreement, Borrower is executing and delivering to Liberty a Promissory Note in the original principal amount of $20,000,000 (the "$20,000,000 Liberty Note"). The $20,000,000 Liberty
Note shall be issued in substitution for the $15,000,000 Liberty Note.

         3. Simultaneously with the execution of this Agreement, Borrower and Sovereign are executing a Promissory Note Modification Agreement (the "Sovereign Note Modification Agreement").

         4. The term "Notes" shall include the $25,000,000 Sovereign Note, as modified by the Sovereign Note Modification Agreement, and the $20,000,000 Liberty Note, and all references in the Loan and Security Agreement and other Loan Documents to the Notes and all security for the Notes shall be deemed references to and security for the $25,000,000 Sovereign Note, as modified by the Sovereign Note Modification Agreement, and the $20,000,000 Liberty Note.

         5. The Term "Total Commitment" shall mean the aggregate of each Lender's Individual Commitments, which shall equal $45,000,000.





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         6. Schedule 1 to the Loan and Security Agreement is hereby deleted and
Schedule 1 attached hereto is substituted therefor.

         7. The Borrowing Base Certificate attached to the Loan and Security Agreement as Exhibit 1.6 is hereby deleted and Exhibit 1.6 attached hereto is substituted therefor.

         8. The Borrower shall pay to the Agent on behalf of the Lenders a commitment fee (the "Commitment Fee") in the amount of $50,000 at the execution of this Amendment. The Commitment Fee is non-refundable and is deemed to be earned in full by the Agent and the Lenders as of the date hereof, even if the full amount of the Loans shall not be advanced.

         9. Section 2.8 of the Loan and Security Agreement is hereby deleted and the following substituted therefor:

            2.8 Borrowing Term. The initial borrowing period for Receivables Loan Advances for the Loans shall commence on the date hereof and shall continue through August 18, 2002 (the "Borrowing Period"). Not later than July 18, 2002, the Borrower shall be entitled to request in writing to the Agent and the Lenders that the Borrowing Period be extended for one additional year. Upon such request, the Agent, with the consent of all of the Lenders, may in their sole discretion extend the Borrowing Period. Unless the Agent notifies the Borrower that the Agent and the Lenders shall extend the Borrowing Period, the Loan shall commence amortizing as provided in Section 2.9.

         10. Except as modified hereby, the Loan and Security Agreement remains in full force and effect and is hereby ratified, remade and confirmed as if set forth in full herein.

         11. The execution and delivery of this Amendment No. 2 and all documents related thereto have been duly authorized by all necessary corporate action, and all such documents are valid, binding and enforceable in accordance with their terms.

         12. This Amendment shall be governed by and construed in accordance with the substantive law the Commonwealth of Massachusetts, without giving effect to the conflicts or choice of law provisions of Massachusetts or any other jurisdiction, and shall have the effect of a sealed instrument.



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                                        SOVEREIGN BANK, as agent for itself and
                                        other lenders

                                        By: /s/ THOMAS J. MORRIS, DIRECTOR
                                           -------------------------------------
                                            Thomas J. Morris, Director

                                        SOVEREIGN BANK


                                        By: /s/ THOMAS J. MORRIS, DIRECTOR
                                           -------------------------------------
                                            Thomas J. Morris, Director


                                        LIBERTY BANK


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Its Vice President


                                        SILVERLEAF RESORTS, INC.


                                        By: /s/ ROBERT E. MEAD
                                           -------------------------------------
                                           Its Robert E. Mead
                                               Chief Executive Officer








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List of Schedules and Exhibits

Schedule 1    Percentage of Commitment
Exhibit 1.6   Form of Borrowing Base Certificate